UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2008

Gladstone Commercial Corporation
(Exact name of registrant as specified in its charter)

Maryland	0-50363	020681276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1521 Westbranch Drive, Suite 200 McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On September 15, 2008, Gladstone Commercial Corporation (NASDAQ: GOOD) financed a non-recourse mortgage loan with GE Commercial Mortgage Financial Corporation for $48,015,000 (“GE Loan”), which is collateralized by a total of 15 properties.  The term of the GE loan is 24 months, with 3 annual extension options through September 2013.  Interest is paid monthly at the rate of 6.85%.  The proceeds will be used to repay outstanding indebtedness under the Company's line of credit.

A copy of the press release announcing the transaction is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description

99.1	Gladstone Commercial Corporation Press Release, dated as of September 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation
(Registrant)
September 16, 2008	By:/s/ Harry Brill
(Harry Brill, Chief Financial Officer)